                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)    February 22, 2002
                                                        ------------------------

                       NEXTGEN COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           0-22388                                       99-0273889
--------------------------------------------------------------------------------
    (Commission File Number                   (IRS Employer Identification No.)

      11850 Jones Road, Houston, Texas                            77070
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                      (Zip Code)


                                 (281) 970-9859
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On February 22, 2002, Nextgen Communications Corporation, a Delaware corporation (the "Company") completed the sale of Point To Point Network Services, a Delaware corporation and wholly-owned subsidiary of the Company ("Point To Point"), to Point To Point of Louisiana, Inc., a Louisiana corporation (the "Buyer"). The purchase price for the 1,000 shares of outstanding common stock of Point To Point (the "Shares") that the Buyer acquired from the Company was $1,000,000, which the Buyer paid by issuing a Secured Promissory Note (the "Note") to the Company. The Note bears interest at 6.5% per annum, and requires a payment of accrued interest on February 22, 2003, a payment of accrued interest and $100,000 of principal on February 22, 2004, and all remaining principal and interest accrued thereon on February 22, 2005. The Note is secured by the Shares, pursuant to a Stock Pledge Agreement dated February 22, 2002. The Company recorded a loss of approximately $230,000 on the sale of Point To Point. Richard W. Lancaster, a former director of the Company, serves as the President of the Buyer.

ITEM 5. OTHER EVENTS.

         A Settlement Agreement and Mutual Release of Claims (the "Release") was entered effective as of February 20, 2002, by and among Point To Point, the Company, and W. Michael Sullivan, a stockholder of the Company and former employee and stockholder of Point To Point ("Sullivan"). The Release settled certain disputes among the parties related to the Company's acquisition of Point To Point from Sullivan on June 29, 2001, and the termination of Sullivan's employment with Point To Point on November 1, 2001. Pursuant to the Release, Sullivan received approximately $464,000 cash, comprised of approximately $107,000 as severance for the termination of his employment with Point To Point, and approximately $357,000 as payment in full of a promissory note issued by Point To Point to Sullivan on June 29, 2001. Also, approximately $42,500 of liabilities of Point To Point that Sullivan had personally guaranteed were paid off in full. The Release required Sullivan to transfer 1,800,000 of his 2,000,000 shares of the Company's common stock back to the Company, and gave the Company the right to repurchase the 200,000 shares retained by Sullivan, at a purchase price of $5.00 per share, until June 29, 2002. The Company intends to return the 1,800,000 shares of common stock repurchased from Sullivan to its authorized, but unissued shares.

         Effective as of December 31, 2001, Richard W. Lancaster resigned from the Company's Board of Directors. Mr. Lancaster serves as the President of the Buyer. Frank J. Fradella is currently the sole member of the Company's Board of Directors.

         Effective as of February 1, 2002, the Company named R. Andrew White as its Chief Financial Officer and Secretary.

         On December 30, 2001, Leonard Feldman, a stockholder of the Company, transferred 1,100,000 shares of the Company's common stock, representing approximately 10% of the Company's outstanding common stock on such date, to his wife as a gift.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Pro forma financial information:

         The unaudited pro forma consolidated balance sheet at September 30, 2001, and consolidated results of operations for the nine months ended September 30, 2001, reflect the Company's financial position and results of operations as if the divestiture of Point To Point had occurred on January 1, 2001.

         The pro forma adjustments presented are based on available information and include certain assumptions and adjustments that are considered reasonable under the circumstances. The pro forma information does not purport to be indicative of the Company's financial position or results of operations that would have actually occurred had the transaction been in effect as of the date or for the period presented. The unaudited pro forma consolidated financial statements should be read in conjunction with the Company's historical financial statements and related notes.

                  (i) Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2001

                  (ii) Unaudited Pro Forma Consolidated Results of Operations for the Nine Months Ended September 30, 2001

                       NEXTGEN COMMUNICATIONS CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                September 30,   Adjustment for
                                                                                     2001         Sale of PTP     Pro Forma
                                                                                -------------   --------------    ----------
                                       ASSETS

CURRENT ASSETS:
   Cash .....................................................................     $      527      $     (422)     $      105
   Accounts Receivable ......................................................            723            (723)             --
   Inventory ................................................................            314            (314)             --
   Costs in excess of billings ..............................................            127            (127)             --
   Prepaids .................................................................            283            (211)             72
   Notes receivable, current portion ........................................          1,190              --           1,190
                                                                                  ----------      ----------      ----------
   Total current assets .....................................................          3,164          (1,797)          1,367
                                                                                  ----------      ----------      ----------
FIXED ASSETS, net ...........................................................            548            (548)             --
OTHER ASSETS:
   Goodwill .................................................................          3,112          (3,112)             --
   Notes receivable, less current portion ...................................          4,386           1,000           5,386
                                                                                  ----------      ----------      ----------
                                                                                       7,498          (2,112)          5,386
                                                                                  ----------      ----------      ----------
TOTAL ASSETS ................................................................     $   11,210      $   (4,457)     $    6,753
                                                                                  ==========      ==========      ==========

                        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable and accrued liabilities .................................     $    2,560      $   (1,618)     $      942
   Notes payable ............................................................             --              --
   Current maturities, long term debt .......................................             15             (15)             --
   Billed in excess of costs ................................................            399            (399)             --
   Deferred revenue .........................................................             71             (71)             --
   Deferred income taxes ....................................................            139            (139)             --
   Other liabilities ........................................................          1,370              --           1,370
                                                                                  ----------      ----------      ----------
     Total current liabilities ..............................................          4,554          (2,242)          2,312
                                                                                  ----------      ----------      ----------

LONG-TERM LIABILITIES
   Long-term debt, less current liabilities .................................             12             (12)             --
   Subordinated debt ........................................................            340              --             340
                                                                                  ----------      ----------      ----------
     Total liabilities ......................................................          4,906          (2,254)          2,652
                                                                                  ----------      ----------      ----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
   Common stock, $.001 par value, 50,000 authorized, 10,971 outstanding .....             11              (2)              9
   Additional paid-in capital ...............................................         26,080          (2,306)         23,774
   Accumulated deficit ......................................................        (19,787)            105         (19,682)
                                                                                  ----------      ----------      ----------
     Total stockholders' equity .............................................          6,304          (2,203)          4,101
                                                                                  ----------      ----------      ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ..................................     $   11,210      $   (4,457)     $    6,753
                                                                                  ==========      ==========      ==========



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

                       NEXTGEN COMMUNICATIONS CORPORATION
                  PRO FORMA CONSOLIDATED RESULTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                        Adjustment for
                                                       As reported       Sale of PTP        Pro Forma
                                                       ------------     --------------     ------------

Revenue                                                       2,808            (2,778)               30
Cost of revenue                                               1,958            (1,958)               --
                                                       ------------      ------------      ------------
Gross profit                                                    850              (820)               30
Selling, general and administrative expenses                  1,646              (769)              877
                                                       ------------      ------------      ------------
                                                               (796)              (51)             (847)
Interest Income                                                 167                (5)              162
                                                       ------------      ------------      ------------
Net loss                                                       (629)              (56)             (685)
                                                       ============      ============      ============

Net loss per share                                     $      (0.07)     $      (0.01)     $      (0.08)
                                                       ============      ============      ============

Weighted average number of common
  shares outstanding                                      9,526,352                           8,837,707
                                                       ============                        ============

         (c)      Exhibits:

     Exhibit No.             Description

         2.1 Agreement for Sale of Shares, dated as of February 22, 2002, between Nextgen Communications Corporation, a Delaware corporation, and Point to Point of Louisiana, Inc., a Louisiana corporation.

         2.2 First Amendment to Agreement for Sale of Shares, executed to be effective as of February 22, 2002, by and between Nextgen Communications Corporation and Point to Point of Louisiana, Inc.

         2.3 Secured Promissory Note, dated February 22, 2002, issued by Point to Point of Louisiana to Nextgen Communications Corporation.

         2.4 First Amendment to Secured Promissory Note, executed to be effective as of February 22, 2002, by and between Point to Point of Louisiana, Inc. and Nextgen Communications Corporation.

         2.5 Stock Pledge Agreement, executed to be effective as of February 22, 2002, by and between Point to Point of Louisiana, Inc. and Nextgen Communications Corporation.

         2.6 Settlement Agreement and Mutual Release of Claims, executed to be effective as of February 20, 2002, by and among Point to Point Network Services, Inc., a Delaware corporation, Nextgen Communications Corporation, a Delaware corporation, and W. Michael Sullivan, an individual resident of the Commonwealth of Massachusetts.

         2.7 Repurchase Option Agreement, executed to be effective as of February 20, 2002, by and between Nextgen Communications Corporation and W. Michael Sullivan.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NEXTGEN COMMUNICATIONS CORPORATION



Date: March 19, 2002            By: /s/ R. ANDREW WHITE
                                   --------------------------------------------
                                   R. Andrew White
                                   Chief Financial Officer

                               INDEX TO EXHIBITS

   EXHIBIT
   NUMBER         DESCRIPTION
   -------        -----------

     2.1 Agreement for Sale of Shares, dated as of February 22, 2002, between Nextgen Communications Corporation, a Delaware corporation, and Point to Point of Louisiana, Inc., a Louisiana corporation.

     2.2 First Amendment to Agreement for Sale of Shares, executed to be effective as of February 22, 2002, by and between Nextgen
                  Communications Corporation and Point to Point of Louisiana,
                  Inc.

     2.3          Secured Promissory Note, dated February 22, 2002, issued by
                  Point to Point of Louisiana to Nextgen Communications
                  Corporation.

     2.4 First Amendment to Secured Promissory Note, executed to be effective as of February 22, 2002, by and between Point to Point of Louisiana, Inc. and Nextgen Communications
                  Corporation.

     2.5 Stock Pledge Agreement, executed to be effective as of February 22, 2002, by and between Point to Point of Louisiana,
                  Inc. and Nextgen Communications Corporation.

     2.6 Settlement Agreement and Mutual Release of Claims, executed to be effective as of February 20, 2002, by and among Point to Point Network Services, Inc., a Delaware corporation, Nextgen
                  Communications Corporation, a Delaware corporation, and W.
                  Michael Sullivan, an individual resident of the Commonwealth of Massachusetts.

     2.7 Repurchase Option Agreement, executed to be effective as of February 20, 2002, by and between Nextgen Communications
                  Corporation and W. Michael Sullivan.



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